UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2011

CONCUR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

0-25137	91-1608052
(Commission File Number)	(IRS Employer Identification No.)

18400 NE Union Hill Road, Redmond, Washington	98052
(Address of principal executive offices)	(Zip Code)

(425) 702-8808

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

The stockholders of Concur Technologies, Inc. (“Concur”) approved the Concur 2010 Cash Incentive Plan (“CIP”) at the Annual Meeting of Stockholders on March 15, 2011 (“Annual Meeting”). The Compensation Committee approved the CIP on December 15, 2010 and the Board of Directors approved it on January 18, 2011. Awards made under the CIP prior to stockholder approval were to be void if stockholder approval of the CIP was not obtained. The CIP became effective upon stockholder approval at the Annual Meeting.

All employees, officers, directors, consultants, independent contractors and advisors of Concur may participate in the CIP. The maximum aggregate amount of cash awards that may be granted during any single fiscal year to any individual employee is $10,000,000. The recipients of the awards, the amounts, terms and conditions of each award, including the performance period and goal(s) that apply to the award and whether or not the goal(s) are achieved, are determined by the Compensation Committee. The foregoing summary of the CIP is qualified in its entirety by reference to the full text of the CIP, a copy of which is included as an exhibit to this report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The stockholders considered six proposals at the Annual Meeting. Each proposal is described in more detail in Concur’s definitive proxy statement dated January 25, 2011. Set forth below are the results of the stockholder vote at the Annual Meeting:

1.	Three individuals were elected as members of the Board of Directors to serve three year terms.

2.	The stockholders approved amendments to the Concur 2007 Equity Incentive Plan (i) to increase the number of shares of Concur common stock reserved for issuance and (ii) to make certain technical modifications to update the listing of performance criteria for awards intended to preserve the deductibility under federal tax rules and to clarify the prohibition on repricing certain awards without prior stockholder approval.

3.	The stockholders approved the Concur 2010 Cash Incentive Plan.

4.	The stockholders ratified the selection of Grant Thornton LLP as Concur’s independent registered public accounting firm for fiscal 2011.

5.	The stockholders approved an advisory vote for the approval of the compensation of Concur’s named executive officers.

6.	The stockholders provided an advisory vote on the frequency of future stockholder advisory votes to approve the compensation of Concur’s named executive officers:

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

1.	Election of Directors

Name	For	Withheld	Broker Non-Votes
Jeffrey T. McCabe	45,454,680	596,955	3,173,695
Edward P. Gilligan	45,011,306	1,040,329	3,173,695
Rajeev Singh	45,223,026	828,609	3,173,695

2.	Amendments to 2007 Equity Incentive Plan to Increase the Number of Authorized Shares of Common Stock Available for Issuance

For	Against	Abstain	Broker Non-Votes
38,137,021	7,903,137	11,477	3,173,695

3.	Approval of the Concur 2010 Cash Incentive Plan

For	Against	Abstain	Broker Non-Votes
44,967,618	1,074,683	9,334	3,173,695

4.	Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
49,115,490	99,268	10,572	—

5.	Advisory Vote on Compensation of Executive Officers

For	Against	Abstain	Broker Non-Votes
45,647,866	298,739	105,030	3,173,695

6.	Frequency of Advisory Vote on Compensation of Executive Officers

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
24,859,413	188,830	20,933,112	70,280	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCUR TECHNOLOGIES, INC.

Date: March 21, 2011	By:	/s/ Frank Pelzer
Frank Pelzer Chief Financial Officer (principal financial officer and duly authorized officer)

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Concur 2010 Cash Incentive Plan